Exhibit 99.1

Medidata Reports First Quarter 2018 Results

  Total revenue of $149.2 million, representing 17% year-over-year growth
  GAAP operating margin of 8.9%; non-GAAP operating margin of 22.9%, representing 120 basis points year-over-year margin expansion
  Total multi-year subscription backlog, unadjusted for renewals, of $1.0 billion as of March 31, 2018, up 28% year-over-year

NEW YORK--(BUSINESS WIRE)--April 19, 2018--Medidata (NASDAQ:MDSO) today announced its financial results for the first quarter of 2018.

“We started the year with good financial and operational execution driven by customer and partner platform adoption,” said Tarek Sherif, Medidata’s chairman and chief executive officer. “That adoption is being driven by favorable industry trends. Customers are looking to our platform with its sophisticated analytic capabilities to meet their increasingly complex drug development needs and achieve higher returns. Medidata is at the forefront of driving innovation in the areas of data science, advanced analytics, and mobile health in clinical development.”

First Quarter 2018 Results

  Total revenue was $149.2 million, an increase of $21.6 million, or 17%, compared with $127.6 million in the first quarter of 2017. Subscription revenue was $126.8 million, an increase of $18.9 million, or 18%, compared with the same period last year
  Professional services revenue was $22.4 million, an increase of $2.6 million, or 13%, compared with $19.8 million in the first quarter of 2017
  GAAP operating income was $13.3 million, up 3%, compared with $12.9 million in the first quarter of 2017. Non-GAAP operating income1 was $34.2 million, up 24%, compared with $27.7 million a year ago
  GAAP net income was $10.3 million, or $0.17 per diluted share, up 3%, compared with $10.0 million, or $0.17 per diluted share, in the first quarter of 2017. Non-GAAP net income1 was $24.0 million, or $0.40 per diluted share, up 29%, compared with $18.7 million, or $0.32 per diluted share, in the first quarter of 2017. See the non-GAAP reconciliation included in this release for full details of the non-GAAP adjustments
  Total cash, cash equivalents and marketable securities were $645.2 million at the end of the quarter, compared with $663.3 million on December 31, 2017

Additional Highlights:

  Remaining 2018 adjusted subscription backlog2 as of March 31, 2018 was $370 million, an increase of $51 million compared with a year ago
  Medidata signed an enterprise agreement with a top 5 CRO during the quarter. The company now has enterprise agreements in place with all top 5 CROs, providing further proof that the Medidata Clinical Cloud® is the industry leading technology platform to streamline clinical development
  Platform adoption accelerated during the quarter. The company signed its first enterprise agreement in payments with a top 15 pharma, an existing Medidata platform customer. Additionally, 17 imaging customers were added and the number of eTMF customers nearly doubled
  The European Organisation for Research and Treatment of Cancer (EORTC) signed a five-year platform agreement including Rave Genomics, and Memorial Sloan Kettering expanded its usage of the platform to include Rave Genomics. Medidata Rave Genomics helps not only to accelerate the integration, data management automation and quality control of genomic data, but also to streamline biomarker discovery with machine learning
  On average, contracts were renewed at 22% above prior value

“Building on a strong fourth quarter, our business momentum continued in the first quarter highlighted by 18 percent subscription revenue growth and 120 basis points of EBITDAO margin expansion,” said Rouven Bergmann, Medidata’s chief financial officer. “We are investing in all the right areas and I am confident in the long-term value our strategy will create for customers and shareholders.”

For the full year 2018, the company's guidance provided on February 8, 2018 is unchanged. Please refer to the reconciliation of forward-looking guidance included in this release for full details of the non-GAAP adjustments.

Conference Call

The company plans to host its investor conference call today at 8:00 a.m. Eastern time. The investor conference call will be available via live webcast on the “Investor” section of Medidata’s website at http://investor.mdsol.com. To participate by telephone, domestic participants may dial 877-303-2528 and international participants may dial 847-829-0023. Participants can also join the call via a simultaneous live audio webcast, which will be made available on the “Investor” section of Medidata’s website at http://investor.mdsol.com. A replay of the conference call can be accessed through May 3, 2018 by dialing 800-585-8367 domestically or 404-537-3406 internationally, with the passcode 6959879. An archive of the call will also be hosted on the “Investor” section of Medidata’s website, http://investor.mdsol.com, for a limited period of time.

About Medidata

Medidata's unified platform, pioneering analytics, and unrivaled expertise power the development of new therapies for over 1,000 pharmaceutical companies, biotech, medical device firms, academic medical centres and contract research organizations around the world. The Medidata Clinical Cloud® connects patients, physicians and life sciences professionals. Companies on the Medidata platform are individually and collaboratively reinventing the way research is done to create smarter, more precise treatments. For more information: www.mdsol.com.

Cautionary Statement

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Medidata Solutions, Inc. (“Medidata”), including, but not limited to, statements about Medidata’s forecast of financial performance, products and services, business model, strategy and growth opportunities, and competitive position. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, risks associated with possible fluctuations in our financial and operating results; errors, interruptions or delays in our service or our web hosting; integration activities, performance and financial impact of acquired companies; our ability to continue to release, and gain customer acceptance of, new and improved versions of our products; changes in our sales and implementation cycles; competition; our ability to retain and expand our customer base or increase new business from those customers; our ability to hire, retain, and motivate our employees and manage our growth; regulatory developments; litigation; and general developments in the economy. For additional disclosure regarding these and other risks faced by Medidata, see disclosures contained in Medidata’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Medidata’s Annual Report on Form 10-K for the year ended December 31, 2017. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Medidata undertakes no obligation to update such statements as a result of new information.

(1) Non-GAAP Financial Information

Medidata provides non-GAAP operating income, net income, and net income per share applicable to common stockholders data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Non-GAAP operating income excludes the impact of depreciation, amortization of intangible assets associated with acquisitions, stock-based compensation expense, and adjustments to the fair value of contingent consideration. Non-GAAP net income excludes the tax-effected impact of amortization of intangible assets associated with acquisitions, stock-based compensation expense, non-cash interest expense, and adjustments to the fair value of contingent consideration. Management uses these non-GAAP measures to evaluate its financial results, develop budgets, manage expenditures, and as an important factor in determining variable compensation. In addition, investors frequently have requested information from management regarding depreciation, amortization, and other non-cash charges, such as share-based compensation, and management believes, based on discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Medidata’s historical and projected future financial performance. While management believes these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of non-GAAP financial measures. One limitation of non-GAAP operating income is that it excludes depreciation and amortization, which represents the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Medidata compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP results, which are attached to this press release.

(2) Adjusted subscription backlog equals subscription backlog plus outstanding intra-year renewals valued at an amount equal to the contracts to be renewed.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
Revenues
Subscription	$126,819	$107,893	(3)
Professional services	22,379	19,751
Total revenues	149,198	127,644
Cost of revenues (1)(2)
Subscription	20,341	17,129
Professional services	15,961	13,485
Total cost of revenues	36,302	30,614
Gross profit	112,896	97,030
Operating costs and expenses
Research and development (1)	37,522	29,937
Sales and marketing (1)(2)	36,861	30,226	(3)
General and administrative (1)	25,187	23,988
Total operating costs and expenses	99,570	84,151
Operating income	13,326	12,879
Interest and other income (expense)
Interest expense	(5,575)	(4,327)
Interest income	2,088	1,171
Other expense, net	(96)	—
Total interest and other expense, net	(3,583)	(3,156)
Income before income taxes	9,743	9,723
Provision for income taxes	(582)	(257)	(3)
Net income	$10,325	$9,980	(3)
Earnings per share
Basic	$0.18	$0.18	(3)
Diluted	$0.17	$0.17	(3)
Weighted average common shares outstanding
Basic	57,055	56,072
Diluted	60,098	58,083
(1) Stock-based compensation expense included in cost of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,268	$1,169
Research and development	2,854	2,835
Sales and marketing	2,644	1,175
General and administrative	6,389	5,142
Total stock-based compensation	$13,155	$10,321
(2) Amortization of intangible assets included in costs of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,094	$454
Sales and marketing	120	83
Total amortization of intangible assets	$1,214	$537

(3) Figures for the three months ended March 31, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of Accounting Standards Codification ("ASC") 606.

MEDIDATA SOLUTIONS, INC.
Reconciliation of GAAP Operating Income and GAAP Net Income to
Non-GAAP Operating Income and Non-GAAP Net Income (Unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
Operating income:
GAAP operating income	$13,326	$12,879	(4)
GAAP operating margins	8.9%	10.1%	(4)
Stock-based compensation	13,155	10,321
Depreciation and amortization	7,813	4,476
Contingent consideration adjustment (1)	(72)	—
Non-GAAP operating income	$34,222	$27,676	(4)
Non-GAAP operating margins	22.9%	21.7%	(4)
Net income:
GAAP net income	$10,325	$9,980	(4)
Stock-based compensation	13,155	10,321
Amortization	1,214	537
Contingent consideration adjustment (1)	(72)	—
Non-cash interest expense (2)	3,908	3,598
Tax impact on add-back items (3)	(4,551)	(5,782)
Non-GAAP net income	$23,979	$18,654	(4)
GAAP basic earnings per share	$0.18	$0.18	(4)
GAAP diluted earnings per share	$0.17	$0.17	(4)
Non-GAAP basic earnings per share	$0.42	$0.33	(4)
Non-GAAP diluted earnings per share	$0.40	$0.32	(4)

(1) Amount represents the change in fair value of acquisition-related contingent consideration liabilities.
(2) Non-cash interest expense includes amortization of debt discount and issuance costs on our 1.00% convertible senior notes issued in 2013 and amortization of issuance costs on our credit agreement entered into in 2017. We exclude this incremental non-cash interest expense for purposes of calculating non-GAAP net income. We believe that excluding these expenses from our non-GAAP measures is useful to investors because such incremental non-cash interest expense does not generate a cash outflow, nor do the debt issuance costs represent a cash outflow except in the period of issuance; therefore both are not indicative of our continuing operations.
(3) Tax impact calculated using tax rates of 25% and 40% for the three months ended March 31, 2018 and 2017, respectively.
(4) Figures for the three months ended March 31, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.

The table above presents a reconciliation of GAAP to non-GAAP operating income, net income, and net income per share applicable to common stockholders for the three months ended March 31, 2018 and 2017. Non-GAAP operating income (EBITDAO) excludes the impact of depreciation, amortization of intangible assets associated with acquisitions, stock-based compensation expense, and adjustments to the fair value of contingent consideration. Non-GAAP net income excludes the tax-affected impact of amortization of intangible assets associated with acquisitions, stock-based compensation expense, adjustments to the fair value of contingent consideration, and non-cash interest expense.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Amounts in thousands, except per share data)

	March 31,	December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$226,588	$237,325
Marketable securities	296,816	246,967
Accounts receivable, net of allowance for doubtful accounts of $1,481 and $1,454, respectively	133,453	110,685
Prepaid commission expense	17,615	12,404	(1)
Prepaid expenses and other current assets	33,056	33,636	(1)
Total current assets	707,528	641,017
Restricted cash	5,520	5,518
Furniture, fixtures and equipment, net	92,905	88,091
Marketable securities, long-term	121,790	179,041
Goodwill	47,597	47,435
Intangible assets, net	16,374	17,587
Deferred income taxes, long-term	35,054	35,789	(1)
Other assets	49,213	46,755	(1)
Total assets	$1,075,981	$1,061,233
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,164	$5,009
Accrued payroll and other compensation	21,347	32,537
Accrued expenses and other	35,704	36,041
Deferred revenue	87,369	77,375	(1)
1.00% convertible senior notes, net	281,894	278,094
Total current liabilities	434,478	429,056
Noncurrent liabilities:
Term loan, net	93,052	92,841
Deferred revenue, less current portion	4,702	5,256
Deferred tax liabilities	105	99
Other long-term liabilities	21,441	21,371
Total noncurrent liabilities	119,300	119,567
Total liabilities	553,778	548,623
Commitments and contingencies
Stockholders' equity:
Preferred stock, par value $0.01 per share; 5,000 shares authorized, none issued and outstanding	—	—
Common stock, par value $0.01 per share; 200,000 shares authorized; 63,674 and 62,801 shares issued; 59,189 and 58,607 shares outstanding, respectively	637	628
Additional paid-in capital	501,718	486,147
Treasury stock, 4,485 and 4,194 shares, respectively	(149,319)	(132,705)
Accumulated other comprehensive loss	(3,075)	(3,377)
Retained earnings	172,242	161,917	(1)
Total stockholders' equity	522,203	512,610
Total liabilities and stockholders' equity	$1,075,981	$1,061,233
(1) Figures as of December 31, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Amounts in thousands)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities
Net income	$10,325	$9,980	(1)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,813	4,476
Stock-based compensation	13,155	10,321
Amortization of discounts or premiums on marketable securities	147	413
Deferred income taxes	818	1,599	(1)
Amortization of debt issuance costs	427	319
Amortization of debt discount	3,481	3,279
Provision for doubtful accounts	373	680
Loss (gain) on fixed asset disposal	96	(2)
Changes in fair value of contingent consideration	(72)	—
Changes in operating assets and liabilities:
Accounts receivable	(23,141)	12,045
Prepaid commission expense	(5,700)	(1,746)	(1)
Prepaid expenses and other current assets	(658)	(6,771)	(1)
Other assets	125	1,712
Accounts payable	2,600	130
Accrued payroll and other compensation	(13,711)	(15,557)
Accrued expenses and other	(778)	(2,397)
Deferred revenue	9,440	3,267	(1)
Other long-term liabilities	236	737
Net cash provided by operating activities	4,976	22,485
Cash flows from investing activities
Purchase of furniture, fixtures and equipment	(11,147)	(6,790)
Purchase of available-for-sale securities	(57,974)	(81,985)
Proceeds from sale of available-for-sale securities	64,202	80,426
Acquisition of business, net of cash acquired	—	(8,702)
Net cash used in investing activities	(4,919)	(17,051)
Cash flows from financing activities
Proceeds from exercise of stock options	2,366	2,597
Proceeds from employee stock purchase plan	3,121	2,090
Acquisition of treasury stock	(16,614)	(13,617)
Payment of acquisition-related earn-out	(87)	—
Payments of credit facility financing costs	(175)	—
Net cash used in financing activities	(11,389)	(8,930)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	597	150
Net decrease in cash, cash equivalents and restricted cash	(10,735)	(3,346)
Cash, cash equivalents and restricted cash – Beginning of period	242,843	99,279
Cash, cash equivalents and restricted cash – End of period	$232,108	$95,933
(1) Figures for the three months ended March 31, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.

MEDIDATA SOLUTIONS, INC.
Reconciliation of Forward-Looking GAAP Operating Income Guidance and GAAP Net Income Guidance to
Non-GAAP Operating Income Guidance and Non-GAAP Net Income Guidance (Unaudited)
(Amounts in millions)

Estimated Full-Year
2018
GAAP operating income:	$63.5 – $73.5
Stock-based compensation (1)	60.0
Depreciation and amortization (1)	33.0
Contingent consideration adjustment (1)	0.5
Non-GAAP operating income	$157.0 – $167.0

GAAP net income:	$42.0 - $50.0
Stock-based compensation (1)	60.0
Amortization (1)	5.0
Non-cash interest expense (1)	10.0
Contingent consideration adjustment (1)	0.5
Tax impact on add-back items (2)	(19.0)
Non-GAAP net income	$98.5 – $106.5

(1) Represents the estimated midpoint of our guidance range.
(2) Tax impact estimated using a 25% rate.

CONTACT:
Medidata Solutions
Investors:
Betsy Frank, 917-522-4620
bfrank@mdsol.com
or
Media:
Erik Snider, 646-362-2997
esnider@mdsol.com